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                                                              EX. -99.906CERT(i)

                                 CERTIFICATIONS


I, H. Bruce Bond, Chairman of PowerShares Exchange-Traded Fund Trust, certify that:

        1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: 1 / 6 / 2004


                                         /s/ H. Bruce Bond
                                         -------------------------
                                         H. Bruce Bond
                                         Chairman and CEO
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                                                            EX. -99.906CERT9(ii)

                                 CERTIFICATIONS


I, John W. Southard, Vice President & Treasurer of PowerShares Exchange-Traded Fund Trust, certify that:

        1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: 1 / 6 / 2004


                                           /s/ John W. Southard
                                           ----------------------------
                                           John W. Southard,
                                           Vice President & Treasurer

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 PowerShares Exchange-Traded Fund Trust
            --------------------------------------------------------------------

By (Signature and Title)*        /s/ H. Bruce Bond
                       ---------------------------------------------------------
                                    H. Bruce Bond, Chairman and CEO

Date: 1 / 6 / 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ H. Bruce Bond
                         -------------------------------------------------------
                                    H. Bruce Bond , Chairman and CEO

Date     1/6/2004
    ----------------------------------------------------------------

By (Signature and Title)*        /s/ John W. Southard
                         -------------------------------------------------------
                                    John W. Southard, Vice President & Treasurer


* Print the name and title of each signing officer under his or her signature.